EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Timberline Resources Corporation, (the "Company") on Form 10-Q for the period ending June 30, 2023, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Ted R. Sharp, Chief Financial Officer and Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Timberline Resources Corporation.

/s/ Ted R. Sharp	DATE: August 11, 2023
Ted R. Sharp, Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Timberline Resources Corporation and will be retained by Timberline Resources Corporation to be furnished to the Securities and Exchange Commission or its staff upon request.